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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2007
Date of Report - (Date of earliest event reported)

PARAMOUNT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-51518 (Commission File Number)	20-2938469 (IRS Employer Identification No.)

787 7th Avenue, 48th Floor
New York, NY 10019
(Address of principal executive offices) (Zip Code)

(212) 554-4300
(Registrant's telephone number)

not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On October 17, 2007, Paramount Acquisition Corp. ("Paramount") announced that today it filed with the Securities and Exchange Commission supplemental information to its definitive proxy statement, which was originally filed on October 2, 2007. Paramount also announced that the special meeting of its stockholders to vote on the proposed transaction with Chem Rx had been postponed until October 22, 2007 at 10:00 a.m. (local time). A copy of the proxy supplement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release for such announcement is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Proxy Supplement, dated October 17, 2007

  99.2
  Press Release, dated October 17, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT ACQUISITION CORP.
By:	/s/ J. JAY LOBELL Name: J. Jay Lobell Title: Chief Executive Officer

Dated: October 17, 2007

Exhibit Index

Exhibit No.
99.1	Proxy Supplement, dated October 17, 2007
99.2	Press Release, dated October 17, 2007

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SIGNATURES
Exhibit Index